UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 30, 2021

Date of Report (Date of earliest event reported)

333-188401

Commission File Number

RENAVOTIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

601 South Boulder Ave., Suite 600, Tulsa, OK	74119
(Address of principal executive offices)	(Zip Code)

(888) 928-1312

 (Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Renavotio, Inc. is referred to herein as “Renavotio”, “we”, “our”, or “us”.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective as of September 30, 2021, our previous independent accountants, Yichien Yeh, CPA (“Yey”) resigned as our independent registered public accounting firm. Yey resigned as our independent registered public accounting firm due to an Order by the Public Company Accounting Oversight Board (“PCAOB”) revoking the PCAOB Registration of Yey effective as of September 29, 2021 (See PCAOB Release No. 105-2021-011) (the “Resignation”). The Resignation was not due to any disagreements with Yey regarding any matter of accounting principles or practices, financial statement disclosures, audit scope, or audit procedure. Yey  issued reports for our fiscal years ending December 31, 2014, 2015, 2016, 2017, 2018, 2019, 2020.   The Reports did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that all such reports contained statements indicating there is substantial doubt about our ability to continue as a going-concern. For the past two fiscal years and subsequent interim periods though the date of resignation, there have been no disagreements with the former accountants, Yey, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Yey would have caused them to make reference thereto in their report on the financial statements. During the two most recent fiscal years and the interim period through the date of their resignation, there have been no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K. We have provided Yey with a copy of the disclosure made in response to this Item 4.01 and have requested that Yey provide a letter addressed to the Securities & Exchange Commission confirming their agreement with the disclosure contained herein. Pursuant to our request, Yey has provided the letter attached hereto as Exhibit 16.1.

ITEM 9.01. EXHIBITS

(a) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

16.1	Letter from Yichien Yeh*
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

*	Filed herein

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2021	By:	/s/ William Robinson
William Robinson
Chief Executive Officer

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